UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2012

NBC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-48225	47-0793347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4700 South 19th Street

Lincoln, NE 68501-0529

(Address of principal executive offices)

(402) 421-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on June 27, 2011, NBC Acquisition Corp., a Delaware corporation (the “Company”), Nebraska Book Company, Inc., a wholly-owned subsidiary of the Company (“Nebraska Book”), NBC Holdings Corp., the parent of the Company (“NBC Holdings”), and the subsidiaries of Nebraska Book (collectively, with the Company, Nebraska Book and NBC Holdings, the “Debtors”), filed voluntary petitions for reorganization relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The reorganization cases are being jointly administered as Case No. 11-12005 under the caption “in re Nebraska Book Company, Inc., et al.” (hereinafter referred to as the “Chapter 11 Proceedings”). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

On March 7, 2012, the Debtors filed their Second Amended Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and their proposed Disclosure Statement to the Second Amended Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code (the “Amended Proposed Disclosure Statement”).

The Amended Plan is attached as Exhibit 99.1 and incorporated by reference herein and the Amended Proposed Disclosure Statement is attached as Exhibit 99.2 and incorporated by reference herein.

The Amended Proposed Disclosure Statement contains financial projections in Exhibit B and liquidation analysis which were prepared for purposes of the Chapter 11 Proceedings (“Financial Information”). The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Financial Information, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Financial Information has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Financial Information should not be viewed as indicative of future results.

The Amended Plan is subject to confirmation by the Court. The Court has not yet approved the Amended Proposed Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances or rejections of the Amended Plan. Accordingly, the filing of the Amended Proposed Disclosure Statement is not intended to be, and should not in any way be construed as, a solicitation of votes on the Amended Plan, nor should the information contained in the Amended Proposed Disclosure Statement be relied on for any purpose until a determination by the Court that the Amended Proposed Disclosure Statement contains adequate information.

All documents filed in connection with the Chapter 11 Proceedings, including the Amended Plan and the Amended Proposed Disclosure Statement, are publicly available and may be accessed free of charge at http://www.kccllc.net/nbc.

Forward Looking Information

This Current Report on Form 8-K contains “forward-looking statements” made by the Company within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the approval of the Court of the Amended Plan and Amended Proposed Disclosure Statement and the statements and information contained in the Financial Information. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to,

•

the potential adverse impact of the Chapter 11 Proceedings on the Company’s business, financial condition or results of operations, including the Company’s ability to maintain contracts and other customer and vendor relationships that are critical to the Company’s business and the actions and decisions of the Company’s creditors and other third parties with interests in the Company’s Chapter 11 Proceedings;

•

the Company’s ability to maintain adequate liquidity to fund the Company’s operations during the Chapter 11 Proceedings and to fund a plan of reorganization and thereafter, including obtaining sufficient debtor in possession and “exit” financing; maintaining current terms with the Company’s vendors and service providers during the Chapter 11 Proceedings and complying with the covenants and other terms of the Company’s financing agreements;

•

the Company’s ability to obtain court approval with respect to motions in the Chapter 11 Proceedings prosecuted from time to time and to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Proceedings and to consummate all of the transactions contemplated by one or more such plans of reorganization or upon which consummation of such plans may be conditioned;

•	goodwill impairment or impairment of identifiable intangibles resulting in a non-cash write down of goodwill or identifiable intangibles; and

•

other risks detailed in the Company’s SEC filings, in particular the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control.

The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of the Company’s various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company’s liabilities and/or securities receiving no value for their interests. Because of such possibilities, the value of these liabilities and/or securities is highly speculative. Accordingly, the Company urges that caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Investors and other interested parties can obtain information about the Company’s Chapter 11 filing on the Internet at www.nebook.com/info. Court filings and claims information are available at www.kccllc.net/nbc. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s view only as of the date of this Current Report on Form 8-K, and which the Company assumes no obligation to update.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Second Amended Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code

99.2	Disclosure Statement to the Second Amended Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBC ACQUISITION CORP.

Date: March 8, 2012	/s/ Alexi A. Wellman
Alexi A. Wellman
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Second Amended Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code

99.2	Disclosure Statement to the Second Amended Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code